                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant:                    [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                   [ ]  Confidential, for use of
                                                        the Commission only (as
                                                        permitted by Rule
                                                        14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                                 FIRSTMARK CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)       Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
        2)       Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
        4)       Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
        5)       Total fee paid:

--------------------------------------------------------------------------------
[ ]     Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1)       Amount Previously Paid:

--------------------------------------------------------------------------------
        2)       Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
        3)       Filing Party:

--------------------------------------------------------------------------------
        4)       Date Filed:

--------------------------------------------------------------------------------

                                 FIRSTMARK CORP.
               NOTICE OF SUBSTITUTE ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                SEPTEMBER 6, 2002



Dear Firstmark Shareholder:

         You are cordially invited to join us at the 2002 Annual Meeting of Shareholders to be held at One Portland Square, Ninth Floor, Portland, Maine 04101 at 2:30 p.m., Eastern Time, on September 6, 2002. The annual meeting is being held for the following purposes:

         1. To fix the number of directors to serve until the next Annual Meeting of Shareholders at five (5);

         2. To elect directors to serve until the next Annual Meeting of Shareholders;

         3. To ratify the appointment of Ernst & Young LLP to audit the Company's financial statements for its 2002 fiscal year; and

         4. To transact such other business that may properly come before the meeting.

         Enclosed with this proxy statement are your voting instructions and the annual report. Shareholders of record at the close of business on August 9, 2002 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.

         We know that it is not practical for most shareholders to attend the annual meeting in person. Whether or not you plan to attend the meeting, we strongly encourage you to designate the proxies shown on the enclosed WHITE card to vote your shares. We are pleased to offer you the option of voting by mail for designating the proxies and indicating your voting preferences. To do so, you may simply complete, sign, date and return by mail the enclosed WHITE proxy card.

         THIS ANNUAL MEETING OF SHAREHOLDERS IS OF PARTICULAR IMPORTANCE TO ALL SHAREHOLDERS OF THE COMPANY BECAUSE OF THE ATTEMPT BY H. WILLIAM COOGAN, JR., A CURRENT DIRECTOR AND FORMER CHAIRMAN OF THE BOARD OF DIRECTORS, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE COMPANY TO GAIN CONTROL OF THE BOARD OF DIRECTORS OF THE COMPANY. MR. COOGAN HAS FILED PRELIMINARY PROXY MATERIAL WITH THE SECURITIES AND EXCHANGE COMMISSION SEEKING TO ELECT HIS OWN SLATE OF DIRECTORS.

         IF YOU WOULD LIKE TO VOTE IN FAVOR OF THE SLATE OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, COMPLETE AND RETURN THE WHITE PROXY CARD INCLUDED WITH THIS PROXY STATEMENT. THE BOARD URGES YOU TO NOT COMPLETE THE GREEN PROXY CARD SENT BY MR. COOGAN. YOU CAN REVOKE ANY GREEN COOGAN PROXY PREVIOUSLY SIGNED BY YOU BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

         By Order of the Board of Directors,



         Robert J. Ellis
         Secretary


         August __, 2002
         Austin, Texas

                              QUESTIONS AND ANSWERS

         Q:       WHAT AM I VOTING ON?

         A: Four proposals. Item numbers refer to item numbers on the proxy card.

                  Item 1 To fix the number of directors to serve until the next Annual Meeting of Shareholders at five (5);

                  Item 2 To elect directors to serve until the next Annual Meeting of Shareholders;

                  Item 3 To ratify the appointment of Ernst & Young LLP to audit the Company's financial statements for its 2002 fiscal year; and

                  Item 4 To transact such other business that may properly come before the meeting.

         Q: I RECEIVED A DIFFERENT PROXY SOLICITATION FROM H. WILLIAM COOGAN, JR. DO I NEED TO COMPLETE BOTH PROXIES?

         A: Mr. Coogan, who was recently removed as the Chairman of the board of directors, President and Chief Executive Officer of the Company, has filed preliminary proxy material with the Securities and Exchange Commission seeking to elect his own slate of directors. Mr. Coogan's proxy is printed on green paper. If you would like to vote in favor of the slate of directors nominated by the current board of directors, complete and return the WHITE proxy card included with this proxy statement. DO NOT COMPLETE THE GREEN PROXY CARD.

         Q:       WHO CAN VOTE?

         A: All shareholders of record at the close of business on August 9, 2002 are entitled to vote. Holders of our common stock are entitled to one vote per share. Fractional shares may not be voted. All shares of common stock will vote together as one class.

         Q:       WHO CAN ATTEND THE MEETING?

         A: All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. Everyone must check in at the registration desk at the meeting.

         Q:       HOW DO I VOTE?

         A: You may vote by mail by completing, dating and mailing the proxy card. If you vote by mail, you will authorize the individuals named on the proxy card, referred to as the proxies, to vote your shares according to your instructions. You may also vote in person by attending the meeting and casting your vote.

         Q:       WHAT HAPPENS IF I DO NOT INDICATE MY PREFERENCE FOR ONE OF THE
                  ITEMS?

         A: If you do not indicate how you wish to vote for the proposal to fix the number of directors to serve until the next Annual Meeting, the proxies will vote FOR fixing the number of directors to serve until the next Annual Meeting of Shareholders at five (5) (Item 1); if you do not indicate how you wish to vote for one or more of the nominees for director, the proxies will vote FOR election of all the nominees for director (Item 2); if you do not indicate how you wish to vote for the ratification of the appointment of Ernst & Young LLP, the proxies will vote FOR ratification of the appointment of Ernst & Young LLP to audit the Company's financial statements for its 2002 fiscal year (Item 3); and if you do not indicate how you wish to vote with respect to conducting other business at the meeting, the proxies will vote FOR the authorization of them to transact such other business as may come before the meeting.

         Q:       WHAT IF I VOTE AND THEN CHANGE MY MIND?

         A: You can revoke your proxy by writing to us or our proxy solicitor, by voting again via mail, or by attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

         Q:       WHAT CONSTITUTES A QUORUM?

         A: As of the record date, August 9, 2002, there were 5,442,043 shares of common stock issued and outstanding. Each share is entitled to one vote. The presence, in person or by proxy, of a majority of the shares entitled to vote constitutes a quorum for adopting the proposals at the meeting. If you have properly designated the proxies and indicated your voting preferences by mail, you will be considered part of the quorum, and the proxies will vote your shares as you have instructed them. If a broker holding your shares in "street" name indicates to us on a proxy card that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

         Q:       IS MY VOTE CONFIDENTIAL?

         A: Yes. Proxy cards, ballots and voting tabulations that identify individual shareholders are kept confidential except in certain circumstances where it is important to protect our interests and our shareholders. Generally, only the inspectors of election processing the votes will have access to your name. They will not disclose your name as the author of any comments you include on the proxy card unless you ask that your name be disclosed to management.

         Q:       WHO WILL COUNT THE VOTES AND HOW ARE THE VOTES TREATED?

         A: Our employees will tabulate the votes and act as the inspectors of election. Our employees will not be paid any additional compensation for tabulating the votes or for acting as the inspectors of election. They will treat shares represented by proxies that abstain as shares that are present and entitled to vote when determining if a quorum exists and when determining the outcome of any matter voted upon by the shareholders.

                  The inspectors of election will consider shares held by brokers or nominees as shares that are present and entitled to vote when determining the presence of a quorum. These brokers and nominees do not have instructions from the beneficial owners on how to vote the shares and do not have discretionary power to decide how to vote the shares.

                  The inspector will not treat the brokers' or nominees' shares as present or entitled to vote on outcome determinative matters which the brokers or nominees do not have discretionary power to vote. However, those shares may be entitled to vote on other matters.

         Q:       WHAT SHARES ARE INCLUDED ON THE PROXY CARD?

         A: The shares listed on the proxy card we sent to you represent all the shares of common stock held in your name (as distinguished from those held in "street" name). You will receive a separate card or cards from your broker if you hold shares in "street" name.

         Q:       WHAT DOES IT MEAN IF I GET MORE THAN ONE WHITE PROXY CARD?

         A: It indicates that your shares are held in more than one account, such as two brokerage accounts that are registered in different names. You should vote each of the WHITE proxy cards to ensure that all of your shares are voted. We encourage you to register all of your brokerage accounts in the same name and address for better shareholder service. You may do this by contacting our transfer agent, Registrar Transfer Company at
                  (800) 866-1340.

         Q:       WHAT ARE THE COSTS ASSOCIATED WITH THIS PROXY SOLICITATION?

         A: We retained ______ for assistance to solicit proxies from our shareholders. Our proxy solicitor will charge us approximately $_______ in fees plus expenses equal to approximately $____ to solicit the proxies from our shareholders. In addition, some of our officers and other employees may solicit proxies personally, by telephone and by mail, but such officers and employees will not receive any additional consideration for such activities. We will also pay the costs of printing and mailing the proxy statements and reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of common stock. We estimate the total cost of the solicitation to be $_____ of which $_____ has been incurred to date.

         Q:       WHOM CAN I CALL WITH ANY QUESTIONS?

         A:       You may call our proxy solicitor at ___________.

                                 FIRSTMARK CORP.

                           ANNUAL SHAREHOLDERS MEETING
                                 PROXY STATEMENT

                                     DATE:  September 6, 2002

                                     TIME:  2:30 p.m., Eastern Time

                                    PLACE:  One Portland Square
                                            Ninth Floor
                                            Portland, Maine 04101

FIRST MAILING DATE:  We anticipate first mailing this proxy statement on August
                     ____, 2002

       RECORD DATE:  5:00 p.m., Eastern Time, August 9, 2002. If you were a shareholder at that time, you may vote at the meeting. Each share is entitled to one vote. You may not cumulate votes. On the record date, we had 5,442,043 shares of our common stock outstanding.

            AGENDA:  Item 1   To fix the number of directors to serve until the
                              next Annual Meeting of Shareholders at five (5);

                     Item 2 To elect directors to serve until the next Annual Meeting of Shareholders;

                     Item 3 To ratify the appointment of Ernst & Young LLP to audit the Company's financial statements for its 2002 fiscal year; and

                     Item 4 To transact such other business that may properly come before the meeting.

           PROXIES: Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "FOR" fixing the number of directors at five (5), "FOR" the board's nominees, "FOR" ratification of the appointment of Ernst & Young LLP and "FOR" the authorization to transact other business. The board or proxy holders will use their discretion on other matters. If a nominee cannot or will not serve as a director, the board or proxy holders will vote for a person whom they believe will carry on our present policies.

             BOARD
   RECOMMENDATIONS:  YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE IN FAVOR OF THE
                     PROPOSALS:

                     Item 1 To fix the number of directors to serve until the next Annual Meeting of Shareholders at five
                              (5);

                     Item 2 To elect directors to serve until the next Annual Meeting of Shareholders;

                     Item 3 To ratify the appointment of Ernst & Young LLP to audit the Company's financial statements for its 2002 fiscal year; and

                     Item 4 To transact such other business that may properly come before the meeting.

            PROXIES
      SOLICITED BY:  The board of directors.

           REVOKING
        YOUR PROXY:  You may revoke your proxy before it is voted at the meeting in three ways:

                     1. By delivering a notice of revocation of your proxy to either the secretary of the Company or our proxy solicitor.

                     2. By delivering a later dated proxy to either the secretary of the Company or to our proxy solicitor.

                     3.       By voting your shares in person at the meeting.


               YOUR
          COMMENTS:  Your comments about any aspects of our business are welcome. You may use the space provided on the proxy card for this purpose, if desired. Although we may not respond on an individual basis, your comments help us to measure your satisfaction, and we may benefit from your suggestions.

--------------------------------------------------------------------------------
IF YOU PLAN TO ATTEND:

PLEASE NOTE THAT SPACE LIMITATIONS MAKE IT NECESSARY TO LIMIT ATTENDANCE TO SHAREHOLDERS. IF YOU WISH TO ATTEND, PLEASE INDICATE YOUR WISH BY CHECKING THE BOX THAT APPEARS ON THE PROXY CARD. "STREET NAME" HOLDERS WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE.
--------------------------------------------------------------------------------


                      PLEASE VOTE - YOUR VOTE IS IMPORTANT

IT WILL BE HELPFUL TO US IF YOU WILL READ THE PROXY STATEMENT AND THE VOTING INSTRUCTIONS ON THE PROXY CARD, AND THEN VOTE BY FILLING OUT, SIGNING AND DATING THE PROXY CARD AND RETURNING IT BY MAIL. PROMPT RETURN OF YOUR PROXY WILL HELP REDUCE THE COSTS OF RESOLICITATION.

                                Table of Contents


                                                                                                               Page
                                                                                                               ----
FIXING THE NUMBER OF DIRECTORS AT FIVE (5) (Proposal No. 1).......................................................2

ELECTION OF DIRECTORS  (Proposal No. 2)...........................................................................2

EXECUTIVE OFFICERS................................................................................................6

EXECUTIVE OFFICER COMPENSATION....................................................................................7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT....................................................8

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT................................................................10

RATIFICATION OF INDEPENDENT AUDITORS  (Proposal No. 3)...........................................................11

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2003 ANNUAL MEETING................................................12

OTHER BUSINESS...................................................................................................12

ANNUAL REPORT....................................................................................................12

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS.........................................................12

                   FIXING THE NUMBER OF DIRECTORS AT FIVE (5)
                                (PROPOSAL NO. 1)

         GENERAL

         Our board of directors currently consists of six (6) directors. The board of directors has nominated five (5) individuals to become directors of the Company. Under our articles of incorporation and bylaws, we may have up to seven, but not less than three directors. Each director will serve for one year and until the next annual meeting of shareholders and until a successor is elected and qualified, or until his earlier resignation, removal from office, death or incapacity.

         REQUIRED VOTE

         If a quorum is present and voting, the proposal to fix the number of directors at five (5) will be approved if votes equal to a majority of the shares of stock represented at the meeting vote for the proposal. As a result, an abstention on the proposal will have the same effect as a vote against the proposal. Broker non-votes will not have the effect of a vote for or against the proposal. If proposal No. 1 is not approved, the board of directors will consist of six (6) directors and, if the slate of directors proposed by the board of directors is approved, it is anticipated the newly elected board of directors will not fill the vacancy on the board, but will reduce the number of members constituting the full board.

         The board of directors recommends you vote FOR fixing the number of directors at five (5).


                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 2)

         This section gives biographical information about our directors and describes their membership on board committees, their attendance at meetings and their compensation.

         GENERAL

         The number of directors constituting the whole board of directors will be set at five (5) if Proposal No. 1 is approved. The board of directors has selected five of the six current directors as nominees for re-election to the board. The term of office for each person elected as a director is for one year and until the next annual meeting of shareholders and until a successor is elected and qualified, or until his earlier resignation, removal from office, death or incapacity.

         H. William Coogan, Jr. is the sole current member of the board of directors who is not being nominated for re-election by the board of directors. Mr. Coogan, who was removed as Chairman of the board of directors, President and Chief Executive Officer of the Company on August 5, 2002, has filed preliminary proxy material with the Securities and Exchange Commission seeking to elect his own slate of directors. After being removed by the board of directors, Mr. Coogan sued the Company and four of the remaining directors seeking, among other things, to prevent the Company from changing the meeting date set by Mr. Coogan. See " - Director Not Nominated for Re-election" and " - Legal Proceedings."

         All nominees of the board of directors have consented to serve as directors. The board of directors has no reason to believe that any of the nominees will be unable to act as a director. However, if any director is unable to stand for re-election, the board of directors may either reduce the size of the board or designate a substitute.

         REQUIRED VOTE

         If a quorum is present and voting, nominees who receive votes equal to a plurality of the shares of stock represented at the meeting will be elected. Unless you withhold authority to vote for one or more of the nominees, the persons named as proxies intend to vote for the election of the five nominees listed below. If a substitute nominee is named, the proxies will vote for the election of the substitute. Abstentions will have no effect on the election of the directors.

         The board of directors recommends that you vote FOR each of the five
(5) nominated directors.

         NOMINEES

         The name and certain information related to each nominee is set forth below:

         Name of Nominee            Age                       Title
         ---------------            ---              ---------------------------
         Arch Aplin III             43               Director
         Robert J. Ellis            53               Director and Secretary
         Alireza Ezami              50               Director
         John J. Gorman             41               Director
         Charles H. Mayer           54               Director

         The information includes the age of each nominee as of the date of the meeting. Each nominee currently serves as a director of the Company for one year and until the next annual meeting of shareholders and until a successor is elected and qualified, or until his earlier resignation, removal, death or incapacity.

         ARCH APLIN, III, 43, has been a director since February 2001. Mr. Aplin has served as President of Bucee's, Inc., a convenience store and fuel distribution business headquartered in Lake Jackson, Texas, since 1985. Mr. Aplin has also been associated with the health and fitness industry for the past seven years and with the construction and residential development business for the past 20 years. He received his undergraduate degree from Texas A&M University in 1980.

         ROBERT J. ELLIS, 53, has been a director since February 2001. Mr. Ellis owns and operates RJE Consulting, a consulting firm focused on valuations of businesses and strategic planning for businesses and individuals, in Austin, Texas, and has served as its President since 1995. Mr. Ellis has 30 years of experience serving in various capacities in the printing, mailing, distribution, manufacturing and banking industries. He received his undergraduate degree from the University of Denver in 1971, and received an M.B.A. from Tulane University in 1973.

         JOHN J. GORMAN, 41, Mr. Gorman has been a director since November 2001. Mr. Gorman has been the Chairman of the Board of Directors and Chief Executive Officer of Westech Capital Corp. and its operating subsidiary Tejas Securities Group, Inc. since August 1999. Mr. Gorman has over 18 years of experience in the brokerage industry. Mr. Gorman became a principal of Tejas Securities on April 18, 1995. From 1988 until joining Tejas Securities, Mr. Gorman worked at APS Financial Inc., most recently as a Senior Vice President. Mr. Gorman served primarily in a broker capacity at APS Financial Inc., a broker-dealer in Austin, Texas. Mr. Gorman has held positions at APS Financial Inc., Landmark Group, Shearson Lehman and Dean Witter. In addition, Mr. Gorman serves on the Board of Directors of Lincoln Heritage Corporation, a publicly traded company. Mr. Gorman is the nephew of Charles H. Mayer through marriage. Mr. Gorman received his B.B.A. from Southern Methodist University in 1983.

         ALIREZA EZAMI, 50, Mr. Ezami has been a director since July 2002 and is the President and Chief Operating Officer of Firstmark Aerospace Corporation, a wholly owned subsidiary of the Company. Firstmark Aerospace Corporation was formally Tecstar Electro Systems, Inc. before Firstmark acquired substantially all of its assets in July 2002. Mr. Ezami was previously an employee of Tecstar, holding the positions of Director of Quality, from July 1997 to January 1998; General Manager, beginning in January 1998 until April 1998; and Vice President and General Manager, from May 1998 to July 2002.


         CHARLES H. MAYER, 54, Mr. Mayer has been a director since November 2001. He is presently the President and Chief Operating Officer of Westech Capital Corp. and its operating subsidiary Tejas Securities Group, Inc. From 1995 until he joined Tejas Securities, Mr. Mayer was self-employed and managed personal investments in a number of companies. From 1990 to 1995, Mr. Mayer was a Managing

Director and the Chief Information Officer with CS First Boston. Other experience includes 21 years in senior positions with Morgan Stanley, Tech Partners, Salomon Brothers, Lehman Brothers and the Federal Reserve Bank of New York. Mr. Mayer earned a BBA and MBA from Seton Hall University in 1969 and 1973 respectively.

         DIRECTOR NOT NOMINATED FOR RE-ELECTION

         H. William Coogan, Jr. is currently a member of the board of directors of the Company. The board of directors is not nominating Mr. Coogan on its proposed slate of directors in this proxy statement. Mr. Coogan, 48, was Chairman of the board of directors, President and Chief Executive Officer of the Company from November 14, 2001 until he was terminated as an officer of the Company on August 5, 2002. From 1997 until June 2002 Mr. Coogan was Managing Director and Co-Chief Operating Officer of the U.S. investment banking group of Rothschild Inc., the American investment banking arm of the Rothschild's family's investment banking business. Previously, Mr. Coogan was Chairman of Southern Title Insurance Company and Champion Broadcasting Corp. Mr. Coogan has over 20 years of experience in investment banking and mergers and acquisitions with such firms as CS First Boston (where Mr. Coogan was a Management Partner and Chief Operating Officer of its Los Angeles Investment banking office), Wheat First Securities (now Wachovia Securities; where he was Managing Director, Director and Head of Investment Banking) and Libra Investments (now U.S. Bancorp Libra; where he was head of investment banking and one of its co-founders). Mr. Coogan has a B.S. from the University of Vermont and an MBA from the University of Virginia.

         NUMBER OF MEETINGS

         The board of directors met _____ times in 2001. Each board member attended at least 75% of the meetings held.

         EXECUTIVE COMMITTEE

         On August 5, 2002, the board of directors formed an Executive Committee which has all of the rights, power and privileges which may be delegated to such committee under Maine law. The Executive Committee has the authority to take any action the full board of directors may take except, the Executive Committee can not:

         o        amend the articles of incorporation;

         o        adopt a plan of merger or consolidation;

         o recommend to the shareholders the sale or other disposition of all or substantially all of the property or assets of the Company;

         o recommend to the shareholders a voluntary dissolution of the Company;

         o declare a corporate distribution other than dividends from earned surplus or from net earnings; and

         o        amend the bylaws of the Company.

The members of the Executive Committee are Messrs. Aplin and Ellis.

         COMPENSATION COMMITTEE

         The Compensation Committee was formed as of November 14, 2001 and consists of Messrs. Ellis, Gorman and Mayer with Mr. Ellis serving as chairman. The committee reviews and determines the compensation of our executive officers. The committee met two times in 2001.

         NOMINATING COMMITTEE

         We do not have a nominating committee. All of the nominees for our board to be voted on at the 2002 annual meeting have been nominated by the executive committee on behalf of the board of directors.

         AUDIT COMMITTEE REPORT

         The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of
Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

         Effective as of November 14, 2001, the board of directors elected Messrs. Aplin, Gorman and Ellis to the Audit Committee. Messrs. Gorman, Aplin and Ellis each qualify as an "Independent Director" under Rule 4200 (a)(14) of the Marketplace Rules of the National Association of Securities Dealers. The board of directors has not adopted an Audit Committee Charter.

         The committee is responsible for recommending, on an annual basis, the independent accountants to be hired by the board of directors as our auditor and our subsidiaries' auditors. The committee also reviews the arrangements for and the results of the auditors' audit of our books, records and internal accounting control procedures.

         During 2001, the committee met twice, and the committee chair, Mr. Ellis, as representative of the committee, discussed the interim financial information contained in each quarterly report with management. In addition, the committee discussed with Ernst & Young LLP our Quarterly Reports on Form 10-Q prior to filing with the Securities and Exchange Commission.

         The committee has discussed and reviewed with management our audited consolidated financial statements for the year ended December 31, 2001. The committee has received from and discussed with Ernst & Young LLP the information related to the matters required to be discussed by Statement on Auditing Standards No. 61.

         The committee has received and reviewed the required disclosures and the assertion from Ernst & Young LLP required by Independence Standards Board Standard No. 1 and has discussed with Ernst & Young LLP its independence and the compatibility of non-audit services rendered by Ernst & Young LLP with its independence.

         Based on these reviews and discussions, the committee recommended to the board of directors that the audited financial statements for the year ended December 31, 2001, be included in our Annual Report on Form 10-KSB, for filing with the Securities and Exchange Commission.

Members of the Audit Committee:

Arch Aplin, III
Robert J. Ellis
John J. Gorman


         DIRECTOR COMPENSATION

         Prior to February 2001, non-employee directors received a fee of $500 for each meeting of the Board of Directors that they attended. Subsequent to February 2001, no directors have been compensated for participation on the Board of Directors with the exception of Messrs. Aplin and Ellis who received 25,000 and 75,000 shares of our common stock, respectively, as compensation for services rendered in connection with the Company's acquisition of substantially all of the assets of Tecstar Electro Systems, Inc.

         LEGAL PROCEEDINGS

         Following his termination from his positions as an officer with the Company, H. William Coogan, Jr., a director of the Company, filed a complaint on August 6, 2002 in the United States District Court for the District of Maine seeking a court order to enjoin the Company from (i) taking any actions to prevent or delay the Annual Meeting of Shareholders to be held on September 6, 2002 and (ii) issuing any shares of the Company's stock. On August 7, 2002, Mr. Coogan filed a motion for the ex parte temporary restraining order and preliminary injunction with the court seeking an order from the court to enjoin the Company and its officers and directors from changing the record date or meeting date of the Annual Meeting of Shareholders. At a hearing on the motion, the Company indicated to the court that it had no intention of issuing new common stock and asked the court for time to investigate the recent purchases of common stock by Mr. Coogan. The court then entered an order that the Company not issue any more common stock and set a hearing on the remaining matters for August 26, 2002.


                               EXECUTIVE OFFICERS

         Our management team includes the following officers in addition to the directors who also serve as officers as described above.

         KURT J. RECHNER, 41, Mr. Rechner became Chief Financial Officer and Treasurer in November 2001. Mr. Rechner has spent the past twenty years in the financial services industry. Mr. Rechner is presently the Chief Financial Officer and Treasurer of Westech Capital Corp. and its operating subsidiary Tejas Securities Group, Inc. Prior to joining Tejas Securities, Mr. Rechner was employed from 1997 through 1999 as an Executive Vice President, Finance & Operations, CFO for Xerox Federal Credit Union. From May 1995 to 1997 Mr. Rechner was the Chief Executive Officer for Prism Capital Management, LLC, which managed a global fixed income hedge fund. From 1990 through May 1995, Mr. Rechner was the Senior Vice President of Accounting and Finance for Security Service Federal Credit Union. Mr. Rechner earned a B.S. in Business Administration from the University of Illinois in 1984 and an M.B.A. from Trinity University in 1985. Mr. Rechner also holds the professional designations of Certified Public Accountant and Chartered Financial Analyst.

         THOMAS RAGAN, 67, is Director of Resources Management of Firstmark Aerospace Corporation, a wholly owned subsidiary of Firstmark. Firstmark Aerospace Corporation was formally Tecstar Electro Systems, Inc. before Firstmark acquired substantially all of its assets in July 2002. Mr. Ragan joined Tecstar in 1993 and held the position of Resources Management Director for two years prior to the acquisition. He is currently responsible for operational support, environmental safety, facilities, property management, security, and production maintenance and support. Mr. Ragan has over thirty years of government and commercial management experience.

                         EXECUTIVE OFFICER COMPENSATION

         The following table summarizes the compensation paid or accrued to the Chief Executive Officer of the Company for the last three fiscal years in all capacities in which he served the Company and its subsidiaries.

                           Summary Compensation Table

                                                                               OTHER ANNUAL
NAME AND PRINCIPAL POSITION               YEAR     SALARY($)    BONUS($)    COMPENSATION($)(4)
---------------------------               ----     ---------    --------    ------------------
H. William Coogan, Jr.,                   2001(2)    37,500           --               --
    President and Chief Executive         2000           --           --               --
    Officer(1)                            1999           --           --               --
Donald V. Cruickshanks,                   2001           --           --           22,000
    President and Chief Executive         2000           --           --           24,000
    Officer(3)                            1999(5)    24,167       25,952           93,000

----------

(1) Mr. H. William Coogan, Jr. was employed by the Board of Directors on November 14, 2001. Pursuant to his employment agreement, Mr. Coogan was to be paid a salary of $300,000 per year to serve as the Chairman of the board of directors, President and Chief Executive Officer of the Company. Mr. Coogan was terminated from his positions as an officer of the Company on August 5, 2002. See " - Employment Agreements."

(2)      The salary for Mr. Coogan was accrued for in 2001 and paid in January
         2002.

(3) Mr. Donald V. Cruickshanks resigned as President and Chief Executive effective November 13, 2001.

(4) Amounts include a bonus of $75,000 and monthly consulting fees of $2,000 paid by the Company following the sale of Southern Title Insurance Company.

(5) Amounts for 1999 include salary and bonus paid by Southern Title Insurance Company during the period prior to its sale on March 5, 1999.

         STOCK OPTIONS

         There were no stock options granted to or exercised by the executive officer named in the "Summary Compensation Table" above during the year ended December 31, 2001.

         EMPLOYMENT AGREEMENTS

         H. William Coogan, Jr.

         As of November 14, 2001, the Company entered into an Employment Agreement with Mr. Coogan as the Chairman of the board of directors, President and Chief Executive Officer of the Company. Under the terms of the Employment Agreement, Mr. Coogan is entitled to a salary equal to $300,000 per year. The Employment Agreement has a term of one year with an automatic renewal period of one additional year unless expressly terminated. The Company is required to provide Mr. Coogan written notice of its intent to terminate the agreement at least thirty days prior to November 14, 2002. The Company is also allowed to terminate the Employment Agreement in the event Mr. Coogan does not remain compliant with the rules and regulations of the Securities and Exchange Commission. Mr. Coogan was terminated as the Chairman of the board of directors, President and Chief Executive Officer of the Company on August 5, 2002. The Company is continuing to pay the salary owed under the Employment Agreement while the Executive Committee of the board of directors investigates possible violations of the Securities and Exchange Commission rules and regulations by Mr. Coogan.

         Alireza Ezami

         Effective July 8, 2002, the Company's operating subsidiary, Firstmark Aerospace Corp., entered into an Employment and Confidentiality Agreement with Alireza Ezami. Pursuant to the agreement, Mr. Ezami serves as the President of the operating subsidiary and is nominated to serve on the Company's board of directors. The agreement has a one year term and is automatically renewable unless terminated. Under the agreement, Mr. Ezami receives an annual salary of $200,000 per year and a bonus based on certain EBITDA targets. Mr. Ezami is also entitled to a stock award of 150,000 shares vesting over four years. In recognition of Mr. Ezami's efforts to consummate the acquisition of assets of Tecstar Electro Systems, Inc., the agreement provided Mr. Ezami with up to 50% of a bonus pool based on the cash position of the business acquired. Mr. Ezami, upon termination without cause, is entitled to a severance payment of either, at Mr. Ezami's discretion, a lump sum of 75% of his then current annual salary or twelve monthly payments of his then current monthly salary.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of common stock as of August 15, 2002 by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director of the Company and (iii) all of the directors and executive officers of the Company as a group. For the purposes of the following table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Exchange Act, under which, in general, a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose or direct disposition of the security or if he or she has the right to acquire beneficial ownership of the security within 60 days. Except as otherwise indicated (i) each shareholder identified in the table possesses sole voting and investment power with respect to his shares and (ii) the mailing address of each individual is Firstmark Corp., 2700 Via Fortuna, Suite 400, Austin, TX 78746.

                                                         NUMBER OF
                     NAME                                  SHARES                  PERCENT
------------------------------------------------         ----------                -------
Arch Aplin, III                                             492,500                   9.1%
    327 Hury 2004
    Lake Jackson, Texas  77566

H. William Coogan, Jr.(1)                                 2,696,993                  49.6%
     1801 Libbie Avenue, Suite 201
     Richmond, Virginia  23226

Robert J. Ellis                                             108,000                   2.0%

Alireza Ezami                                                     0                      -
     921 Holloway
     Durham, North Carolina  27701

John Joseph Gorman (2)                                    1,286,788                  23.6%

Charles H. Mayer                                            102,500                   1.9%

Kurt J. Rechner                                              20,000                      *

All Directors and executive officers                      3,543,878                  65.1%
     as a group (7 persons)

----------

* Percentage of ownership is less than one percent of the outstanding shares of Common Stock of the Company.

(1)

         Mr. Coogan beneficially owns (i) 1,162,903 shares held by The H. William Coogan Irrevocable Trust, the trustee of which is Susan Coogan, Mr. Coogan's spouse; (ii) 1,056,389 shares held directly and (iii) 477,701 shares pursuant to 26 securities purchase agreements whereby Mr. Coogan had an exercisable option until August 1, 2002 to purchase shares held by other shareholders for $1.00 per share. The Company has not been informed of the number of shares actually purchased by Mr. Coogan as of the August 1, 2002 deadline. For purposes of this table all shares are being considered as purchased. The selling shareholders retain a call option such that in the event Mr. Coogan purchases their shares, they have the option beginning February 28, 2003 and continuing for two years, to purchase the shares back from Mr. Coogan for $1.00 per share. Mr. Coogan also received an irrevocable proxy to vote all of the shares covered by the securities purchase agreements prior to the exercise of his option. The address of the trust is c/o Davenport & Company, P.O. Box 85678, Richmond, Virginia 23285. Mr. and Mrs. Coogan disclaim beneficial ownership of the shares held by the trust. Mr. Coogan filed a Schedule 13D/A on July 19, 2002, whereby he claimed to have taken control of the Company with beneficial ownership of 50.5% of the outstanding common stock of the Company. According to the Company's records, Mr. Coogan and his trust collectively control 49.6% of the outstanding common stock.

(2) Mr. Gorman holds beneficial ownership of 1,286,788 shares of Common Stock. Of that amount, Mr. Gorman reported that he had sole voting and dispositive power over 1,150,733 shares and shared voting or dispositive power over 136,055 shares. The amount of shares with respect to which he shared voting and dispositive power includes 136,000 shares held in trusts and custodial arrangements and 55 shares owned by Tejas Securities Group, Inc. ("Tejas"). Mr. Gorman is the Chairman of the Board and Chief Executive Officer of Westech, the sole shareholder of Tejas.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         SERVICES AGREEMENT WITH WESTECH CAPITAL CORP.

         On November 15, 2001, the Company entered into a Services Agreement with Westech. The Services Agreement stipulates that Westech is to provide to the Company general office space and equipment, general accounting services in conformity with good commercial practice and applicable SEC rules, and selected internal reports as requested by the Company. In consideration for these services, the Company pays Westech a fee of $5,000 per month. The term of the Services Agreement is twelve months ending on November 15, 2002, and it can be terminated by the Company at any time with three days written notice. In conjunction with the Services Agreement, Kurt J. Rechner was appointed Chief Financial Officer and Treasurer of the Company. Mr. Rechner receives no direct compensation from the Company. Mr. Rechner is also presently the Chief Financial Officer and Treasurer for Westech. John J. Gorman, Director of the Company, is Chairman and Chief Executive Officer of Westech. Charles H. Mayer, Director of the Company, is President and Chief Operating Officer of Westech.

         INTERESTS OF CERTAIN PERSONS TO BE ACTED UPON

         The following table sets forth, with respect to the securities of the Company purchased or sold by our director nominees, the date on which the shares were purchased or sold and the amounts purchased and sold on each such date:

         ARCH APLIN, III

         July 19, 2002     Acquired        25,000
         May 30, 2002      Acquired       150,000
         April 1, 2002     Sold           760,000*
         February 8, 2001  Acquired     1,060,000**

         ROBERT J. ELLIS

         July 19, 2002     Acquired        75,000
         May 30, 2002      Acquired        33,000

         ALIREZA EZAMI

         No shares purchased


         JOHN JOSEPH GORMAN

         May 30, 2002      Acquired       145,133
         April 1, 2002     Acquired       760,000*
         March 12, 2002    Acquired        74,100

         CHARLES H. MAYER

         May 30, 2002      Acquired       100,000
         January 25, 2002  Acquired         2,500


         *Mr. Aplin sold 760,000 shares to Mr. Gorman.

         **On February 8, 2001, Mr. Gorman loaned Mr. Aplin $530,000.00 which represented 70.7% of the amount paid by Mr. Aplin to acquire 1,060,000 shares of common stock. The loan was secured by 749,067 shares of common stock. A condition of the purchase of shares by Mr. Aplin was the removal of the then current board of directors of the Company. The loan was subsequently repaid.

         On July 8, 2002, Mr. Ezami entered into an employment agreement with the Company's operating subsidiary. A summary of the terms of the agreement are set forth under the heading "Executive Officer Compensation - Employment Agreements" included elsewhere in this proxy statement.


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and any persons who own more than 10% of the Company's common stock, to file with the Commission reports of ownership and changes in ownership of the Company's common stock. Officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2001, all filing requirements applicable to its officers and directors were complied with, except that Mr. Mayer failed to timely file a Form 3 during November of 2001. Mr. Mayer's late Form 3 was subsequently filed with the SEC.

                      RATIFICATION OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 3)

         GENERAL

         The board of directors has selected Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2002 and has further directed that management submit the selection of independent auditors for ratification by the shareholders at our 2002 annual meeting. Ernst & Young LLP has been the independent auditor for the Company since December 2001

         WE EXPECT A REPRESENTATIVE OF ERNST & YOUNG LLP TO ATTEND THE MEETING, RESPOND TO APPROPRIATE QUESTIONS AND BE GIVEN AN OPPORTUNITY TO MAKE A STATEMENT IF THEY DESIRE TO DO SO.

         The following table lists the fees charged by Ernst & Young LLP for audit services including, without limitation, the audit of our consolidated financial statements for the fiscal year ended December 31, 2001 and review of consolidated financial statements to be included in our quarterly reports on Form 10-Q, financial information system design and implementation services, and all other non-audit services:

         Audit Fees                                                    $20,000

         Financial Information System Design and Implementation Fees:  $     0

         All Other Fees (consisting of tax services)                   $10,490


         The audit committee considered the provision of the above listed services to be compatible with maintaining the independence of Ernst & Young LLP.


         DISMISSAL OF DELOITTE & TOUCHE


         On November 30, 2001, the Company dismissed Deloitte & Touche LLP as its independent accountants. The Company's board of directors participated in and approved the decision to change independent accountants. The reports of Deloitte & Touche LLP on the Company's financial statements during the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles (except for explanatory paragraphs with respect to a going concern uncertainty).

         To date, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche LLP would have caused Deloitte & Touche LLP to make reference thereto in their reports on the Company's financial statements for the past two fiscal years and/or interim periods.

         On December 6, 2001, the Company engaged Ernst & Young LLP as its new independent accountants. During the Company's past two fiscal years and to date, no consultations have occurred between the Company and Ernst & Young LLP which concerned the subject matter of a disagreement with Deloitte & Touche LLP. Ernst & Young LLP has not rendered any written or oral advice to the Company on the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements.


         REQUIRED VOTE

         If a quorum is present and voting, the proposal to ratify the appointment of Ernst & Young LLP to audit the Company's financial statements for its 2002 fiscal year will be approved if votes equal to a majority of the shares represented at the meeting vote for the proposal. As a result, an abstention on the proposal will have the same effect as a vote against the proposal. Broker non-votes will not have the effect of a vote for or against the proposal.

         The board of directors recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP to audit the Company's financial statements for its 2002 fiscal year.

        SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2003 ANNUAL MEETING

         From time to time, shareholders seek to nominate directors or present proposals for inclusion in the proxy statement and form of proxy for consideration at the annual meeting. To be included in the proxy statement or considered at an annual or special meeting, you must timely submit nominations of directors or proposals, in addition to meeting other legal requirements. We must receive proposals for the 2003 annual meeting no later than, ___________________, for possible inclusion in the proxy statement, or prior to
__________________ for possible consideration at the meeting, which is expected to take place on ________________.

                                 OTHER BUSINESS

         The board of directors knows of no other matters for consideration at the meeting. If any other business should properly arise, the persons appointed in the enclosed proxy have discretionary authority to vote in accordance with their best judgment. All other business voted on at the meeting will be decided by the vote of a majority of the shares present in person or by proxy at the meeting, except as otherwise provided by law or our articles of incorporation or bylaws.

                                  ANNUAL REPORT

         Our 2001 Annual Report to Shareholders containing audited consolidated financial statements for fiscal year 2001 and unaudited financial statements for the periods ended March 31, 2002 and June 30, 2002, has been mailed along with this proxy statement to all shareholders of record as of the close of business on August 9, 2002. Any shareholder that has not received a copy of such annual report may obtain a copy by writing to our Chief Financial Officer at 2700 Via Fortuna, Suite 400, Austin, Texas 78746.

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

         Only one copy of the 2001 Annual Report to Shareholders and this proxy statement is being delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of our shareholders. We must receive a written request at our corporate offices at 2700 Via Fortuna, Suite 400, Austin, Texas 78746 from a shareholder at a shared address with another shareholder to receive an additional copy of our 2001 Annual Report and this proxy statement. In addition, we must also receive a written request at our corporate offices at 2700 Via Fortuna, Suite 400 Austin, Texas 78746 from shareholders at a shared address who are receiving multiple copies of our 2001 Annual Report and this proxy statement to receive a single copy of our 2002 Annual Report and this proxy statement. These aforementioned requests can also be made orally by calling our corporate offices at (512) 306-8222.

                                 FIRSTMARK CORP.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         By my signature below, I revoke all previous proxies and appoint Robert
J. Ellis and Arch Aplin III, or either of them as Proxies, each with full power of substitution, to represent and to vote, as designated below, all shares of Common Stock of Firstmark Corp. that I held of record on August 9, 2002 at the Annual Meeting of Shareholders to be held at 2:30 p.m. Eastern Time on September 6, 2002, at One Portland Square, Ninth Floor, Portland, Maine 04101 or any adjournments thereof.

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

PROPOSALS:

                                                                          FOR           AGAINST          ABSTAIN
1.      To fix the number of directors to serve until the next            [ ]             [ ]              [ ]
        Annual Meeting of the Shareholders at five (5).

                                                                               FOR                   WITHHOLD
                                                                       all nominees listed          authority
                                                                        (except as marked        to vote for all
                                                                     to the contrary below)          nominees
2.      To elect the five nominees specified below as directors:               [ ]                       [ ]

                 a.       Arch Aplin III
                 b.       Robert J. Ellis
                 c.       Alireza Ezami
                 d.       John J. Gorman
                 e.       Charles H. Mayer
        (Instruction: To withhold authority to vote for any individual nominee(s), write the name of the nominee(s) on the line below.)

-------------------------------------------------------------------------------------------------------------------
                                                                          FOR           AGAINST          ABSTAIN
3.      To ratify the appointment of Ernst & Young LLP to audit           [ ]             [ ]              [ ]
        the company's financial statements for its 2002 fiscal
        year.
4.      Authority for the Proxies to vote upon any other business         [ ]             [ ]              [ ]
        that may properly come before the meeting or any
        adjournment

If you execute and return this Proxy it will be voted in the manner you have indicated above. IF YOU EXECUTE AND RETURN THIS PROXY WITHOUT INDICATING ANY VOTING PREFERENCE, THIS PROXY WILL BE VOTED FOR ALL FOUR OF THE PROPOSALS. IF YOU EXECUTE THIS PROXY IN A MANNER THAT DOES NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEES, AUTHORITY TO VOTE FOR THE NOMINEES WILL BE DEEMED GRANTED. The Proxy tabulator can not vote your shares unless you sign and return this card.

COMMENTS:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SIGNATURE(s)                        DATE
                                       -----------------          --------------

                         SIGNATURE(s)                        DATE
                                       -----------------          --------------


NOTE: Please sign exactly as your name appears on this Proxy. Joint owners should each sign. When signing as a fiduciary, such as an attorney, executor, administrator, trustee, guardian, etc., please give your full title as such.